UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2023

NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)

(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On May 24, 2023, Nutanix, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended April 30, 2023 (the “Third Quarter Earnings Release”), which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”). Subsequent to the issuance of the Third Quarter Earnings Release, the Company determined that a total of $10.2 million of withholding taxes due upon the vesting of certain employee RSUs which were satisfied by net share settlement on a one-time basis was incorrectly recorded as expense for the fiscal quarter ended April 30, 2023 ($9.3 million of which was incorrectly recorded as operating expense and $0.9 million of which was incorrectly recorded as cost of revenue) instead of a reduction to additional paid-in capital as of April 30, 2023.

The Company is filing this Current Report on Form 8-K/A solely for the purpose of providing an updated Third Quarter Earnings Release that was released by the Company on June 2, 2023 to reflect corrections to address this error. The summary herein is qualified in its entirety by reference to the updated Third Quarter Earnings Release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

99.1	Updated press release issued by Nutanix, Inc. on June 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: June 2, 2023	By:	/s/ Rukmini Sivaraman
Rukmini Sivaraman
Chief Financial Officer